UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2026

Powerus Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-42507	99-0418678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

885 Paragon Way Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-567-0323

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PUSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 16, 2026, Powerus Corporation (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original 8-K”) to report that it completed the acquisition with Autonomous Power Corporation (“Legacy Powerus” and such acquisition, the “Acquisition”) on October 1, 2026, pursuant to the terms of the Agreement and Plan of Merger, dated as of March 8, 2026 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Aureus Merger Sub, Inc., a Delaware corporation and an indirect subsidiary of the Company, and Legacy Powerus.

This Amendment No. 1 (this “Amendment”) amends the Original 8-K to include (i) the financial statements of Legacy Powerus required by Item 9.01(a) and (ii) the pro forma financial information of the Company required by Item 9.01(b). The Company previously indicated in the Original 8-K that such financial statements and pro forma information would be provided no later than 71 days from the date on which the Original 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired

The unaudited financial statements of Legacy Powerus for the six months ended June 30, 2026 and the accompanying notes are attached to this Current Report on Form 8-K as Exhibit 99.2.

(b) Pro forma financial information

In accordance with Item 9.01(b), the unaudited condensed combined financial information of AGH and Legacy Powerus for the six months ended June 30, 2026 and the related notes thereto are attached to this Current Report on Form 8-K as Exhibit 99.2.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Unaudited financial statements of Legacy Powerus as of and for the six months ended June 30, 2026.]
99.2	Unaudited Pro Forma Financial Statements of Aureus Greenway Holdings and Autonomous Power Corporation as of and for the six months ended June 30, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026

Powerus Corporation

By:	/s/ Jim Biehl
Name:	Jim Biehl
Title:	Chief Legal Officer